Retirement Annuity
Mutual Funds - Symphony

Annual Report 1997

This report may contain information on funds not available under your contract. Please refer to your variable annuity prospectus for information regarding the investment options available to you.

Managed by IDS Life Insurance Company

IDS LIFE FUNDS

ANNUAL REPORT
    1997

AEL Variable Annuity

This report may contain information on funds not available under your contract. Please refer to your variable annuity prospectus for information regarding the investment options available to you.

AMERICAN EXPRESS
American Enterprise Life

 Contents

 The purpose of this annual report is to tell investors how the Funds performed.

 1997 annual report

 From the chairman of the board                                 4

 Capital Resource Fund                                          5
 From the portfolio manager                                     5
 The Fund's ten largest holdings                                6
 The Fund's long-term performance                               7

 Special Income Fund                                            8
 From the portfolio manager                                     8
 The Fund's ten largest holdings                                9
 The Fund's long-term performance                              10

 Managed Fund                                                  11
 From the portfolio manager                                    11
 The Fund's ten largest holdings                               12
 The Fund's long-term performance                              13

 Moneyshare Fund                                               14
 From the portfolio manager                                    14

 International Equity Fund                                     15
 From the portfolio manager                                    15
 The Fund's ten largest holdings                               16
 The Fund's long-term performance                              17

 Aggressive Growth Fund                                        18
 From the portfolio manager                                    18
 The Fund's ten largest holdings                               19
 The Fund's long-term performance                              20

 Global Yield Fund                                             21
 From the portfolio manager                                    21
 The Fund's ten largest holdings                               22
 The Fund's long-term performance                              23

 Growth Dimensions Fund                                        24
 From the portfolio manager                                    24
 The Fund's ten largest holdings                               25
 The Fund's long-term performance                              26

 Income Advantage Fund                                         27
 From the portfolio manager                                    27
 The Fund's ten largest holdings                               28
 The Fund's long-term performance                              29

 All Funds                                                     30
 Independent auditors' report                                  30
 Financial statements                                          31
 Notes to financial statements                                 42
 Investments in securities                                     59

      To our contract owners

      From the chairman of the board

      The past fiscal year was largely a productive period for financial assets, especially U.S. stocks. As a result, all of the IDS Life Retirement Annuity Mutual Funds experienced positive results for the period -- September 1996 through August 1997.

      While the stock and bond markets can be volatile on a short-term basis, they historically have provided attractive returns over the long term. A focus on long-term financial objectives and a balanced investment program are good guidelines for investing in today's economic environment.

      The IDS Life Retirement Annuity Mutual Funds allow you to take advantage of long-term opportunities through a variety of investment avenues. Your American Express financial advisor can tell you about the role each fund can play in meeting your long-term financial objectives.

     Your annuity representative also can help make sure your investment and protection strategies continue to fit your financial situation. As your objectives and time horizons change, talk to your advisor about the broad range of American Express products and services designed to help you meet a variety of investment and protection needs.

      William R. Pearce

      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      Capital Resource Fund's value rose sharply during the final months of the fiscal year, as it took good advantage of a surging stock market. For the period -- September 1996 through August 1997 -- the Fund's gain was 28.47%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Buoyed by low long-term interest rates and ongoing reports of solid economic growth, tame inflation and healthy corporate profits, the stock market started moving higher almost in concert with the beginning of the fiscal year. From that point through period-end, stocks experienced only two stumbles worth noting -- one early last spring and another this past August, both resulting from a run-up in long-term interest rates. The rest of the time, the market hardly took time to catch its breath as it raced into ever-higher record territory.

      As has been true in recent years, stocks of large companies ("large-caps") generally performed far better than stocks of small companies ("small-caps"). When I became manager of the Fund in early 1997, I added many more rapidly growing large-caps -- including stalwarts such as General Electric, Microsoft, Intel, Procter & Gamble and Coca-Cola -- to take advantage of that trend, which, to the Fund's benefit, continued through most of the fiscal year. Moreover, I added or expanded investments in several mid-cap growth stocks such as

      Ace Insurance, Carnival Cruise, USA Waste, Rite Aid and Kohl's, which also proved to be productive.

      Also working to the Fund's advantage was a paring back of the number of holdings, from 121 to 91 at period-end. This reduction allowed the Fund to take more substantial positions in those stocks that appeared to hold the greatest promise. Concurrently, I avoided investments in utilities, a group that turned out to be a laggard performer. Finally, I maintained a low level of cash reserves, a strategy that paid off given the meager return provided by cash-equivalent investments compared with that generated by well-performing stocks.

      As a new fiscal year begins, the investment environment is little changed from 12 months ago. Inflation remains well-behaved, interest rates are at a comfortable level, the economy continues to chug along and corporate profits still look good. As for the stock market, I think the best rewards may come from so-called `cyclical stocks' _ those of companies whose fortunes closely follow the ebb and flow of the economy. Therefore, to complement the growth stocks that form the core of the portfolio, I have begun shifting some investments toward companies in the auto, retailing, energy, aerospace and paper industries, which should benefit more than most if the economy keeps growing.

      Joseph M. Barsky

      (picture of) Joseph M. Barsky
      Joseph M. Barsky
      Portfolio manager

      The Fund's ten largest holdings

      Capital Resource Fund

      (icon of) pie chart

      The ten holdings listed here make up 18.62% of the Fund's net assets

                                             Percent                 Value
                              (of Fund's net assets)  (as of Aug. 31, 1997)

       ACE                                     2.22%          $108,062,500

       Compaq Computer                         2.02             98,250,000

       Tyco Intl                               1.93             94,125,000

       General Electric                        1.93             93,750,000

       USA Waste Service                       1.81             88,200,000

       Carnival Cl A                           1.80             87,625,000

       Microsoft                               1.76             85,921,875

       Deere & Co                              1.73             84,000,000

       Solectron                               1.72             83,750,000

       State Street                            1.70             82,712,700

       The Fund's long-term performance

       Capital Resource Fund

How $10,000 has grown in Capital Resource Fund

                                                         Capital Resource Fund
                                                                       $31,962

                                                                    S&P 500



$10,000


'87     '88     '89    '90    '91    '92    '93    '94    '95     '96     '97

       Average annual total returns
       (as of August 31, 1997)

                                  1 year         5 years         10 years
                                 +28.47%         +13.36%          +12.32%

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock Index (S&P
      500).

      The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of the market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Special Income Fund

      From the portfolio manager

      Led by investments in foreign markets and high-yield U.S. corporate bonds, Special Income Fund had a productive fiscal year. For the period -- September 1996 through August 1997 -- the Fund's value appreciated 12.24%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts or the annuity contract.)

      Thanks to reports of moderate economic growth and benign inflation, the mood of the U.S. bond market began improving about the time the period began. Investors' confidence increased through last fall, driving long-term interest rates lower and bond prices higher. The rally stalled out over the winter, though, and ultimately turned into a retreat, as concern about a strengthening economy leading to higher inflation spawned a rising-rate trend that took a toll on the market. The period ended on an encouraging note, though, when the bond market, reassured by ongoing reports of low inflation, recovered nicely from May through July as long-term interest rates came back down.

      During the 12 months, the best-performing U.S. fixed-income investments proved to be high-yield corporate bonds, which tend to thrive during periods of economic growth and well-behaved inflation. As has been true for some time, I kept between 15% and 20% of assets invested in such securities, which not only provided a substantial yield but some price appreciation as well. Complementing those holdings were investments in so-called "emerging" foreign markets such as Russia, Mexico, Africa and Argentina. They comprised between 8% and 15% of assets and were among the best-performing sectors of the worldwide bond market.

      As for the rest of the portfolio, I kept the assets diversified among investment-grade U.S. corporate bonds, mortgage-backed bonds and U.S. Treasury bonds. Investments in those high-quality sectors, which comprised between 50% and 70% of assets, provided positive results, though less impressive than those of the emerging-market and high-yield U.S. corporate bonds described previously.

      The most consequential change to the portfolio came late last winter, when I shortened its duration in anticipation of a rising-interest-rate trend -- a negative for bond values. (Duration, a function of the average maturity of the portfolio's investments, determines how sensitive a portfolio's value is to changes in interest rates. The longer the duration, the greater the sensitivity.) While rates did rise, the trend soon reversed direction, causing the portfolio's performance to lag somewhat. As the period progressed, I brought the duration back to a neutral level, which I will likely maintain unless inflation and interest rates appear to be headed substantially higher.

      Steven C. Merrell

      (picture of Steven C. Merrell
      Steven C. Merrell
      Portfolio manager

      The Fund's ten largest holdings

      Special Income Fund

      (icon of) pie chart

      The ten holdings listed here make up 8.28% of the Fund's net assets

                                                 Percent                Value
                                  (of Fund's net assets) (as of Aug. 31, 1997)

      Hydro Quebec                                 1.16           $22,387,800
      8.50% 2029

      General Motors Acceptance                    1.04            20,089,800
      7.85% 1997

      Time Warner Entertainment                    1.01            19,415,020
      9.15% 2023

      United Kingdom Treasury                       .84            16,051,266
      8.00% 2003

      Univision Network                             .76            14,677,800
      15.18% 2002

      Govt of Canada                                .74            14,290,527
      7.64% 2001

      Wal-Mart Stores                               .74            14,155,978
      7.00% 2006

      Morgan (JP)                                   .68            12,991,300
      4.00% 2012

      Tenet Healthcare                              .67            12,950,500
      10.125% 2005

      Ministry Finance Russia                       .64            12,402,500
      9.25% 2001

      Excludes U.S. Treasury and government agency holdings.

      The Fund's long-term performance

      Special Income Fund

How $10,000 has grown in Special Income Fund

                                                            Special Income Fund
                                                                        $24,987


                                  Lehman Aggregate
                                        Bond Index


$10,000


'87     '88    '89     '90    '91     '92    '93    '94    '95     '96    '97

      Average annual total returns
     (as of August 31, 1997)

                                  1 year         5 years         10 years
                                 +12.24%          +9.28%           +9.59%

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Aggregate Bond Index.

      The Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Special Income Fund.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Managed Fund

      From the portfolio managers

      Supported by an overall strong stock market and periodic rallies in the bond market, Managed Fund's value appreciated 28.54% during the fiscal year -- September 1996 through August 1997. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      The beginning of the period coincided with the outset of a powerful advance by the stock market. Thanks to tame inflation, solid economic growth, generally good corporate profits and relatively low long-term interest rates, stocks gained ground through the fall and winter, before stalling out in mid-March. By that time, increased concern about a potential rise in inflation had driven up long-term interest rates, which in turn drove the market down over the ensuing weeks. But by summer, stocks had righted themselves and were on their way to record-high levels.

      The Fund was well-prepared for the rally, with about two-thirds of the portfolio's assets invested in stocks. Prior to the start of the fiscal year, we repositioned the stock holdings with an emphasis on companies with above-average earnings growth in the following sectors: technology (the portfolio's largest investment), financial services, health care and consumer products. To the portfolio's benefit, these sectors were among the best performers over the past 12 months. In addition, we also reduced the number of stock holdings from 125 to about 90, which we believe provides ample diversification while allowing the potential for the Fund to benefit from more concentrated investments in fewer stocks.

      Bonds roughly tracked stocks' pattern during the period, as they advanced smartly last fall, gave back much of their gain over the winter and early spring, then rebounded in the summer. The swings basically followed investors' outlooks for economic growth and inflation. Last fall, most were expecting weaker growth and low inflation -- a view that flip-flopped a few months later, then resurfaced in the summer.

      Given our expectation of a rather volatile market, we maintained an essentially "neutral" structure in the bond portion of the portfolio. That strategy kept the value of our holdings from experiencing excessive swings. To help maintain the income level of the bond investments, we also added some higher-yielding securities.

      As for the new fiscal year, given stocks' spectacular gain in the previous period, it's difficult to imagine a repeat performance. Still, the investment environment continues to be reasonably good for both stocks and bonds, so, at this time (mid-September) we see no reason to substantially change the investment mix.

      Alfred Henderson

      (picture of) Alfred Henderson
      Alfred Henderson
      Portfolio manager

      Deborah L. Pederson

      (picture of) Deborah L. Pederson
      Deborah L. Pederson
      Porfolio manager


      The Fund's ten largest holdings

      Managed Fund

      (icon of) pie chart

      The ten holdings listed here make up 16.19% of the Fund's net assets

                                                                Percent                          Value
                                                 (of Fund's net assets)           (as of Aug. 31, 1997)

       Intel                                                      2.57%                   $114,235,000

       Compaq Computer                                            2.51                     111,677,500

       General Electric                                           1.69                      75,000,000

       Merck                                                      1.65                      73,450,000

       Travelers Group                                            1.46                      65,087,500

       Morgan Stanley, Dean Witter & Discover                     1.41                      62,562,500

       Boeing                                                     1.39                      61,786,562

       Northern Telecom                                           1.25                      55,510,000

       Washington Mutual                                          1.14                      50,893,750

       Microsoft                                                  1.12                      49,570,313

       Excludes U.S. Treasury and government agency holdings.

      (This annual report is not part of the prospectus.)


      The Fund's long-term performance

      Managed Fund

How $10,000 has grown in Managed Fund

                                                                   Managed Fund
                                                                        $30,861


                                                              S&P 500


$10,000


'87     '88     '89    '90     '91     '92    '93    '94    '95    '96    '97

      Average annual total returns
     (as of August 31, 1997)

                                  1 year         5 years         10 years
                                  +28.54         +13.51%          +11.93%

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock Index (S&P
      500).

      The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of the market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Moneyshare Fund

      From the portfolio manager

      Moneyshare Fund's yield was little changed during the past fiscal year (September 1996 through August 1997), reflecting largely stable short-term interest rates over the period.

      For the seven-day period ended August 31, 1997, the Fund's compound annualized yield was 5.24%, and the simple annualized yield was 5.11%. In keeping with its objective, the Fund maintained a $1 per share price throughout the 12 months. (Although the Fund seeks to maintain a stable $1 per share price, there is no assurance that it will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.)

      With inflation remaining subdued and the economy showing no signs of either overheating or falling into recession, the Federal Reserve Board (the Fed) elected to leave short-term interest rates unchanged through last fall and winter.

      By late March, though, the Fed evidently believed that inflationary pressures had reached the point that a rate increase was necessary, so it raised the federal funds rate -- the interest rate banks pay on overnight loans -- by a quarter percent. The increase marked the first rate adjustment by the Fed since 1994 and, as it turned out, the only one in the past 12 months.

      Because I was expecting the Fed to raise rates, I kept the average maturity of the Fund's investments somewhat shorter than normal -- mostly between 35 and 40 days. This strategy is based on the fact that the longer the Fund's average maturity, the longer it takes the Fund's yield to respond to a change in interest rates. Therefore, when rates rise, a shorter maturity allows me to more quickly add new, higher-yielding investments, which modestly increases the income paid to shareholders. On the other hand, should rates decline, a shorter maturity results in slightly less income. As always, the entire portfolio remained invested in first-rated commercial paper, bank letters of credit and certificates of deposit.

      Looking to the current fiscal year, I think the odds continue to favor somewhat higher interest rates. At this writing (mid-September), the economy is still showing positive momentum, and, with unemployment at an uncommonly low level, I think it's likely that upward pressure on wages will ultimately push inflation up a bit. If that forecast is reasonably accurate, the Fed will probably deem it necessary to raise short-term rates again, in which case the Fund's yield would rise as well.

      Terry Fettig

      (picture of) Terry Fettig
      Terry Fettig
      Portfolio manager

      To our contract owners

      International Equity Fund

      From the portfolio manager

      Foreign stock markets experienced highly mixed results during the past 12 months. Nevertheless, the Fund's value did increase by 9.34% over the fiscal year -- September 1996 through August 1997. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      The major foreign stock markets trailed the striking advance of the U.S. market during the period. Japan, the Fund's largest area of investment, showed occasional signs of a comeback, but returns there were penalized by currency weakness, as the yen continued to lose value versus the U.S. dollar. As the period progressed, I scaled back the Fund's exposure to Japan from about 30% to as low as 15% at times. At this point, the Japanese market has a two-tier structure -- companies that are competitive on a worldwide basis and those that are not. Stocks in the former group recently have been the best performers, and that is where I have been concentrating the Fund's Japanese investments.

      In the well-established markets of Europe, the United Kingdom provided positive results, thanks in part to a favorable currency situation -- that is, the pound strengthening versus the dollar. The Fund's U.K. exposure ranged between 10% and 20% during the 12 months. In continental Europe, including France, Germany, Italy and the Netherlands each of which comprised up to 10% of assets, stocks gained ground. But like Japan, returns to U.S. investors were, in most cases, eroded by the dollar's rise in value versus the local currencies.

      Still, there were some notable exceptions to that trend, particularly the so-called "emerging" markets in Latin America, including Argentina, Chile, Mexico and Brazil. While the Fund's investments there were not substantial, their generous returns enhanced Fund performance. On the other hand, the markets of Southeast Asia, including Malaysia and Singapore, experienced huge declines last summer. While the Fund had only small holdings in those markets, the severity of the decline culminated in a marked effect on performance during August.

      My outlook for foreign markets remains largely positive, especially for several of the emerging markets. As for the larger, more-established markets, including Germany, the U.K. and Japan, I think the bulk of the currency weakness is behind them. If so, that would be a plus for U.S. investors, including this Fund. Assuming their economies show faster growth, which I anticipate, those markets should respond positively.

      Peter Lamaison

      (picture of) Peter Lamaison
      Peter Lamaison
      Portfolio manager


      The Fund's ten largest holdings

      International Equity Fund

      (icon of) pie chart

      The ten holdings listed here make up 24.31% of the Fund's net assets

                                                           Percent                       Value
                                            (of Fund's net assets)       (as of Aug. 31, 1997)

       Philips Electronics (Netherlands)                     4.61%                 $97,054,882

       Ente Nazionale Idrocarburi (Italy)                    2.87                   60,474,350

       Ericsson (LM) B Free (Sweden)                         2.37                   49,802,502

       Roche Holding (Switzerland)                           2.34                   49,174,856

       Novartis (Switzerland)                                2.33                   49,037,746

       HSBC Holdings (Hong Kong)                             2.22                   46,679,243

       Telecom Italia Risp (Italy)                           1.97                   41,505,333

       Banque Nationale de Paris (France)                    1.94                   40,834,635

       BG (United Kingdom)                                   1.84                   38,807,569

       Cheung Kong Holdings (Hong Kong)                      1.82                   38,346,729



      The Fund's long-term performance

      International Equity Fund

How $10,000 has grown in International Equity Fund

                                                                  International
                                                                    Equity Fund
                                                                        $16,323


                                          Morgan Stanley Capital
                                       International World Index

$10,000


1/13/92          '92         '93         '94        '95        '96       '97

      Average annual total returns
      (as of August 31, 1997)
                                                                    Since
                                  1 year         5 years        inception*
                                  +9.34%         +10.22%           +9.12%

      *Inception date was Jan. 13, 1992.

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Morgan Stanley Capital International World Index (World Index).

      The World Index, compiled from a composite of securities listed on the markets of North America, Europe, Australasia and the Far East is widely recognized by investors as the measurement index for portfolios that invest in the major markets of the world

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Aggressive Growth Fund

      From the portfolio manager

      Stocks continued to enjoy a favorable environment during the past 12 months, enabling the Fund to record positive results. For the fiscal year -- September 1996 through August 1997 -- the Fund's value appreciated 18.60%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Almost on cue with the beginning of the fiscal year, the stock market began moving forward last fall. Buoyed by ongoing reports of modest economic growth, well-behaved inflation, healthy corporate profits and a subsequent decline in interest rates, stocks soon mounted a powerful rally that, aside from a few, brief setbacks, continued through February. At that point, concern about potentially higher inflation sent the market into a several-week slide. Stocks rebounded strongly over much of the summer, however, to more than make up for the decline.

      As has been the case in recent years, stocks of large companies generally performed better than those of smaller companies for nearly the entire fiscal year. Because Aggressive Growth's investment focus is on the latter group of stocks, this trend worked to the disadvantage of the Fund. Still, smaller stocks did participate in the rally, and the Fund produced a gain in 11 of the 12 months.

      I kept the Fund's investments well-diversified during the period, with stocks of technology, health care, energy and financial services companies comprising the areas of greatest emphasis. Although all groups contributed to the Fund's positive performance, thanks to rising oil prices, energy-related stocks were especially rewarding. Technology stocks, the Fund's largest exposure, were quite volatile but, overall, provided positive results.

      To cushion the Fund against potential market volatility, I maintained a higher-than-normal level of cash reserves. As the fiscal year progressed and the market regained positive momentum, however, I lowered that level by putting more money to work in stocks. In other portfolio changes, I established a new, modest position among selected transportation stocks and added to investments in certain specialty retailers. Lastly, I shifted the emphasis in technology toward semiconductor equipment providers that appear likely to benefit from a major change in the semiconductor manufacturing process.

      As for the year ahead, it's encouraging to note that small-company stocks showed renewed strength late in the past period, outperforming their bigger brethren. If they are able to maintain their momentum for a sustained period, this Fund should benefit accordingly.

      Martin G. Hurwitz

      (picture of) Martin G. Hurwitz
      Martin G. Hurwitz
      Portfolio manager

      The Fund's ten largest holdings

      Aggressive Growth Fund

      (icon of) pie chart

      The ten holdings listed here make up 11.60% of the Fund's net assets

                                          Percent                Value
                           (of Fund's net assets) (as of Aug. 31, 1997)

       HBO & Co                             2.15%          $52,214,625

       Tyco Intl                            1.62            39,218,750

       KLA-Tencor                           1.46            35,437,500

       Outdoor Systems                       .98            23,793,750

       Westinghouse Electric                 .95            23,175,000

       Kohl's                                .92            22,404,687

       Costco Cos                            .89            21,637,500

       Cooper Cameron                        .88            21,408,750

       Family Dollar Stores                  .88            21,250,000

       USA Waste Service                     .87            21,000,000

      The Fund's long-term performance

      Aggressive Growth Fund

How $10,000 has grown in Aggressive Growth Fund

                                                                     Aggressive
                                                                    Growth Fund
                                                                        $19,375


                                                   S&P 500




$10,000


1/13/92        '92        '93         '94         '95         '96         '97

      Average annual total returns
      (as of August 31, 1997)
                                                                    Since
                                  1 year         5 years       inception*
                                 +18.60%         +16.51%          +12.45%

      *Inception date was Jan. 13, 1992.

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock Index (S&P
      500).

      The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of the market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Global Yield Fund

      From the portfolio manager

      Despite the negative impact of generally weak foreign currencies, Global Yield Fund provided positive performance during the past fiscal year -- September 1996 through August 1997. For the 12 months, the Fund's value appreciated 6.47%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts or the annuity contact.)

      The largest portion of the Fund's portfolio (up to 55%) remained invested in bonds denominated in U.S. dollars. This proved to be beneficial, as the U.S. dollar appreciated against all major currencies. In addition, the U.S. bond market, supported by ongoing low inflation and declining long-term interest rates, rallied strongly last fall. The rally faltered, though, during the winter and early spring, as concerns about the possibility of increasing inflation drove interest rates up and, ultimately, wiped out much of the gain. Fortunately, inflation fears subsided during the summer, allowing the market to recover.

      Foreign markets were a mixed bag. While securities in some markets gained ground -- notably Canada, Australia and the United Kingdom, where the Fund had above-average exposure - in many other markets returns to U.S.
      investors were reduced because of declines in the value of local currencies compared with the U.S. dollar. This was especially so in Germany and Japan, where currencies experienced large declines. Although the Fund's exposure to those markets was relatively small, the currency depreciation hurt Fund performance.

      Several "emerging" markets, however, not only performed quite well but their gains were unimpaired by currency translations because investments in securities issued in these markets are denominated in U.S. dollars. Included in this group are Mexico, Argentina, Brazil and Russia. While the Fund's investments in those markets were modest compared to the major markets of the U.S. and Europe, their generous returns had a potent effect on the Fund's performance.

      Thanks to ongoing fiscal discipline and low inflation in most countries, I think the outlook for bond investing has improved from several months ago. As for the currency situation, while I expect the dollar to remain strong, I think the bulk of its rise versus the German mark and Japanese yen is behind us for now. Stronger economic growth in Europe and the growing international payments surplus in Japan should begin to strengthen these currencies.

      Ray Goodner

      (picture of) Ray Goodner
      Ray Goodner
      Portfolio manager

       The Fund's ten largest holdings

       Global Yield Fund

       (icon of) pie chart

       The ten holdings listed here make up 34.88% of the Fund's net assets

                                              Percent                Value
                               (of Fund's net assets) (as of Aug. 31, 1997)

       U.S. Treasury                            9.50%          $11,327,275
       7.50% 2001-2016

       Federal Natl Mtge Assn                   4.18             4,986,655
       7.50% 2027

       U.S. Treasury                            3.76             4,483,125
       5.875% 2000

       Govt of Canada                           2.99             3,560,693
       8.00% 2023

       United Kingdom Treasury                  2.98             3,548,175
       8.00% 2003

       Railcar Leasing                          2.55             3,037,890
       7.125% 2013

       U.S. Treasury                            2.50             2,978,537
       3.375% 2007

       United Kingdom Treasury                  2.22             2,638,918
       8.50% 2005

       United Kingdom Treasury                  2.12             2,529,470
       7.75% 2006

       Govt of Denmark                          2.08             2,481,640
       8.00% 2003-2006

      Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

      The Fund's long-term performance

      Global Yield Fund

How $10,000 has grown in Global Yield Fund





                                                             Global Yield Fund
                                                                       $10,855
                                                        Lipper Global
                                                    Income Fund Index

                                            Salomon Brothers
                                           Global Government
$10,000                                 Bond Composite Index


4/96     6/96     8/96     10/96     12/96      2/97     4/97     6/97     8/97
    5/96     7/96      9/96     11/96      1/97     3/97     5/97     7/97

      Average annual total returns
      (as of August 31, 1997)

                                  1 year             Since
                                                inception*
                                  +6.47%            +6.34%

      *Inception date was May 1, 1996.

      On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, Lipper Global Income Fund Index and Salomon Brothers Global Government Bond Composite Index.

      Lipper Global Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Global Yield Fund, although some funds in the index may have somewhat different investment policies or objectives.

      Salomon Brothers Global Government Bond Composite Index is a representative list of government bonds of 17 countries throughout the world. The index is a general measure of government bond performance. Performance is expressed in the U.S. dollar as well as the currencies of governments making up the index. The bonds included in the index may not be the same as those in the Global Yield Fund.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      The Lipper General World Income Fund Index is no longer in existence.

      To our contract owners

      Growth Dimensions Fund

      From the portfolio manager

      A soaring stock market and a good performance by growth stocks resulted in a highly rewarding year for the Fund. For the September 1996 through August 1997 period, the Fund's value increased 31.35%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      A virtually ideal environment for stocks prevailed for most of the period, highlighted by low inflation, healthy corporate earnings, solid economic growth and generally low long-term interest rates. Not surprisingly, the stock market flourished, experiencing only one notable setback. That came early last spring, when fear of a potential increase in inflation drove up long-term interest rates and sent stocks tumbling. Within weeks, though, the market had gotten back on its feet and began marching to new highs over the ensuing months. The Fund's performance basically tracked that of the broad market over the entire period.

      Characteristic of the market in recent years, stocks of large companies, commonly called "large-caps," fared considerably better than their smaller counterparts during the 12 months. Moreover, those with above-average profit increases -- growth companies -- were in particular favor with investors. For a large-cap growth fund such as this one, that proved to be a fruitful combination.

      Consistent with my strategy of recent years, I kept most of the Fund's assets invested in stocks in the technology/ telecommunications, health care and financial/business services sectors, which continued to offer much of corporate America's greatest earnings growth. As for individual standout stocks, General Electric, Cisco Systems, Microsoft, Intel, Citicorp and Pfizer were among the Fund's biggest winners over the period. The great majority of the stock investments were domestic; only about 10% went into those of foreign firms, though I think that category is beginning to show more promise. Apart from some minor shifts, the structure of the portfolio was essentially unchanged during the period.

      You may recall that in my last report I said I thought it unlikely that the stock market would continue to enjoy such a positive environment throughout 1997. While I still feel that way, at this point (mid-September) no major stumbling blocks have surfaced. I think the keys for the market continue to be the strength of corporate earnings and the direction of long-term interest rates. As we wait to see how these and other factors unfold in the months ahead, I plan to keep the Fund invested based on the themes -- technology/telecommunications, health care and financial/business services -- that have worked to its advantage in recent years.

      Gordon Fines

      (picture of) Gordon Fines
      Gordon Fines
      Portfolio manager

      The Fund's ten largest holdings

      Growth Dimensions Fund

      (icon of) pie chart

      The ten holdings listed here make up 25.11% of the Fund's net assets

                                             Percent                      Value
                              (of Fund's net assets)       (as of Aug. 31, 1997)

       General Electric                        3.55%                $46,418,750

       Intel                                   3.08                  40,240,200

       Citicorp                                2.86                  37,419,650

       Compaq Computer                         2.70                  35,202,975

       Deere & Co                              2.22                  29,008,000

       Microsoft                               2.21                  28,869,750

       Norwest                                 2.15                  28,069,706

       Cisco Systems                           2.14                  27,986,738

       Pfizer                                  2.13                  27,875,775

       ConAgra                                 2.07                  27,030,544

      The Fund's long-term performance

      Growth Dimensions Fund

How $10,000 has grown in Growth Dimensions Fund


                                                              Growth Dimensions
                                                                           Fund
                                                          S&P 500       $13,106
                                                      Stock Index

                                     Lipper Growth
                                        Fund Index

$10,000


4/96     6/96     8/96     10/96     12/96      2/97     4/97     6/97     8/97
    5/96     7/96      9/96     11/96      1/97     3/97     5/97     7/97

      Average annual total returns
      (as of August 31, 1997)

                                  1 year             Since
                                                inception*
                                 +31.35%           +22.47%

      *Inception date was May 1, 1996.

      On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, Standard & Poor's 500 Stock Index (S&P
      500) and Lipper Growth Fund Index.

      The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of the market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Lipper Growth Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Growth Dimensions Fund, although some funds in the index may have somewhat different investment policies or objectives.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

      To our contract owners

      Income Advantage Fund

      From the portfolio manager

      Income Advantage Fund posted a solid gain during the fiscal year, as high-yield bonds continued to perform well. For the 12 months -- September 1996 through August 1997 -- the Fund's value appreciated 16.78%. (This figure does not reflect expenses that apply to the variable accounts, subaccounts, or the annuity contract.)

      Supported by reports of moderate economic growth and low inflation, the bond market staged a strong rally that lasted into December of last year. In early 1997, though, data indicating a more vigorous economy began to emerge, renewing speculation that the Fed would soon need to raise short-term interest rates to keep a lid on inflation.

      Although the Fed didn't actually get around to raising rates until late March, the bond market lost ground for several weeks prior to the Fed's action. But by mid-April, the market, reassured by reports that inflation remained tame, began a nice recovery that lasted through much of the summer.

      As has been true for several years, the environment proved favorable for high-yield bonds, which respond well to a growing economy and subdued inflation. In addition, the technical condition of the high-yield sector of the bond market remained sound, as a healthy demand for these securities, both from individual and professional investors, kept a substantial supply of new issues from becoming a burden.

      Looking at specific sectors of the high-yield market, the Fund's largest investments were in bonds issued by telecommunications and media-related companies, including cable television. Overall, these sectors performed quite well during the fiscal year.

      Changes to the portfolio were modest. I reduced what had been an above-average exposure to bonds of gaming companies, which had been strong performers; reduced holdings among zero-coupon bonds in an effort to lessen the Fund's volatility; and moved some money from subordinated securities to more senior securities to reduce risk to the Fund in the event of a weakening economy.

      Looking to the current fiscal year, the positive factors of low inflation, a healthy economy and low long-term interest rates remain in place.
      Barring a major change in any of those factors, I think the high-yield market can continue to perform reasonably well. In light of that outlook, I am keeping the Fund virtually fully invested in a well-diversified group bonds issued, for the most part, by U.S. corporations.

      Jack Utter

      (picture of) Jack Utter
      Jack Utter
      Portfolio manager

      The Fund's ten largest holdings

      Income Advantage Fund

      (icon of) pie chart

      The ten holdings listed here make up 10.82% of the Fund's net assets

                                            Percent                      Value
                             (of Fund's net assets)       (as of Aug. 31, 1997)

       Gaylord Container                      1.20%                 $3,855,469
       12.75% 2005

       Cablevision Systems                    1.12                   3,592,804
       11.125% Pay-in-kind

       Australis Media                        1.12                   3,577,500
       14.80% 2003

       Pathmark Stores                        1.10                   3,517,500
       11.625% 2002

       Heritage Media Services                1.09                   3,477,500
       8.75% 2006

       Crown Paper                            1.07                   3,436,875
       11.00% 2005

       Stroh Brewery                          1.06                   3,387,364
       11.10% 2006

       Paracelsus Healthcare                  1.03                   3,298,750
       10.00% 2006

       Fresh Del Monte Produce                1.03                   3,282,125
       10.00% 2003

       First Nationwide Bank                  1.00                   3,215,675
       10.625% 2003

      The Fund's long-term performance

      Income Advantage Fund

How $10,000 has grown in Income Advantage Fund

                                                                         Income
                                                                      Advantage
                                                                           Fund
                                                                        $11,622
                                   Lehman Aggregate
                                         Bond Index
$10,000


4/96     6/96     8/96     10/96     12/96      2/97     4/97     6/97     8/97
    5/96     7/96      9/96     11/96      1/97     3/97     5/97     7/97

      Average annual total returns
      (as of August 31, 1997)
                                  1 year             Since
                                                inception*
                                 +16.78%           +11.92%

      *Inception date was May 1, 1996.

      On the graph above you can see how the Fund's total return compared to a widely cited performance index, Lehman Aggregate Bond Index.

      Lehman Aggregate Bond Index is made up of an unmanaged representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Income Advantage Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

      Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

The  financial   statements   contained  in  Post-Effective   Amendment  #35  to
Registration Statement No. 2-73115 filed on or about October 30, 1997 are incorporated herein by reference.

                       recycled paper with a minimum
IN0786 J5              of 10% post-consumer waste              S-6551 D (10/97)

American Enterprise Life Insurance Company
Administrative Offices:
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440

(copyright symbol) 1997 American Enterprise Life Insurance Company All rights reserved.

recycled paper with a minimum of 10% post-consumer waste         37303 D (10/97)

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a gray
                                         strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described to
    annual report.                       the left of the text.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.

5)  Two cover pages and two          5)  There are two separate annual
    back pages.                          reports with identical information
                                         within. This filing contains the
                                         cover pages and back pages that will
                                         be attached to each report.